Oppenheimer Small- & Mid- Cap Value Fund

Supplement dated June 23, 2015 to the

Prospectus and Statement of Additional Information

Important Notice Regarding Change in Investment Policy

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Small- & Mid- Cap Value Fund (the “Fund”), each dated February 27, 2015, and is in addition to any other supplement(s).

Effective September 1, 2015:

1.	The Fund will change its name to “Oppenheimer Mid Cap Value Fund.” All references to “Oppenheimer Small- & Mid- Cap Value Fund” in the Prospectus and SAI are replaced by references to “Oppenheimer Mid Cap Value Fund.”

2.	The first paragraph in the section “Principal Investment Strategies” in the Prospectus is deleted and replaced by the following:

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in securities of “mid cap” companies. A company’s “market capitalization” is the value of its outstanding common stock. The Fund considers mid cap companies to be those having a market capitalization in the range of the Russell Midcap® Value Index, a measure of the mid cap value market. The capitalization range of the index is subject to change at any time due to market activity or changes in the composition of the index. The range of the Russell Midcap® Value Index generally widens over time and is reconstituted annually to preserve its mid cap characteristics. The Fund measures a company’s capitalization at the time the Fund buys a security and is not required to sell a security if the company’s capitalization moves outside of the Fund's capitalization definition. The Fund can invest up to 5% of its total assets in securities of small, unseasoned companies.

3.	All references to “small-cap” companies in the Prospectus and SAI are deleted.

June 23, 2015	PS0251.045